UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_____________________

Date of Report (Date of earliest event Reported): April 26, 2019 (April 24, 2019)

Emclaire Financial Corp

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-34527	25-1606091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

612 Main Street, Emlenton, Pennsylvania 16373
(Address of Principal Executive Offices) (Zip Code)

(724) 867-2311

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company      [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [   ]

EMCLAIRE FINANCIAL CORP

CURRENT REPORT ON FORM 8-K

ITEM 5.07. Submission of Matters to a Vote of Security Holders

(a)

The Emclaire Financial Corp (the "Corporation") Annual Meeting of Shareholders (the "Annual Meeting") was held on April 24, 2019. At the Annual Meeting, 2,036,522 shares of common stock, or 75.46% of the 2,698,712 shares of common stock outstanding and entitled to vote at the Annual Meeting, were voted in person or by proxy.

(b)	Set forth below are the matters which were to be acted upon by the Corporation’s shareholders at the Annual Meeting:

1.	Election of four (4) directors to serve for three-year terms and until their successors are duly elected and qualified;

2.	Adoption of a non-binding resolution to approve the compensation of our named executive officers;

3.	Consideration of an advisory vote on the frequency of the non-binding resolution to approve the compensation of our named executive officers; and

4.	Ratification of the selection of Crowe LLP, Certified Public Accountants, as the independent registered public accounting firm of the Corporation for the fiscal year ending December 31, 2019.

As to proposal number one, the following directors were elected for a three-year term expiring in 2022:

Name	Shares For	Shares Withheld	Broker Non-vote
David L. Cox	1,537,847	109,109	389,566
Henry H. Deible II	1,554,013	92,943	389,566
Mark A. Freemer	1,544,958	101,998	389,566
William C. Marsh	1,559,088	87,868	389,566

Proposal number two,  the adoption of a non-binding resolution to approve the compensation of the Corporation's named executive officers, was approved with 1,328,813 shares in favor, 140,838 shares against, 177,305 shares abstained and 389,566 shares broker non-votes.

Proposal number three, a non-binding advisory proposal on the frequency of the non-binding vote on the compensation of the Corporation's named executive officers, three years was approved with 1,053,146 shares for every year, 23,070 shares for every two years, 480,666 shares for every three years, 90,074 shares abstained and 389,566 shares broker non-votes.

Proposal number four, to ratify the appointment of Crowe Horwath, LLP as the Corporation’s independent registered public accounting firm, was approved with 2,020,215 shares in favor, 6,856 shares against and 9,451 shares abstained.

(c)	Not applicable.

(d)

At the Annual Meting of Shareholders of the Corporation held on April 24, 2019, the Corporation's stockholders recommended, on an advisory basis, that the Corporation's future proposals to adopt a non-binding resolution to approve the compensation of the Corporation's named executive officers should be considered every three years.  Consistent with the shareholder recommendation, the Board of Directors of the Corporation determined that it will submit a proposal to shareholders to adopt a non-binding resolution to approve the compensation of the Corporation's named executive officers every three years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCLAIRE FINANCIAL CORP

Date: April 26, 2019	William C. Marsh

	Name:	William C. Marsh
	Title:	Chairman of the Board,
President and Chief Executive Officer